CCG INVESTOR RELATIONS • STRATEGIC COMMUNICATIONS

November 30, 2010

Mr. YuLu Bai,
Chairman and Chief Executive Officer
Phoenix Energy Resource Corporation
Jun Yue Hua Ting, Building A
3rd Floor, Unit -1
#58 Xin Hua Road
Guiyang, Guizhou Province 550002
People's Republic of China

RE: LETTER OF ENGAGEMENT
Commencement of Investor Relations

Dear Mr. Bai:

We are delighted to commence a program of investor relations activities on behalf of Phoenix Energy Resource Corporation which intends to change its name to China Forestry Industry Group, Inc. (the "Company") under a new arrangement proposed herein. By separate cover and documentation we have submitted a strategic plan entitled, "Phoenix Energy Resource Corporation Investor Relations Strategic Plan," (the "Strategic Plan") detailing our intended activities. The objective of the plan is to assist the Company in the execution of its investor relations strategy.

The purpose of this letter (the "Agreement") is to document the terms under which CCG Investor Relations ("CCG") will provide services to the Company in accordance with the Strategic Plan (the "Services").

We propose that the official commencement date of our activities under this arrangement be 7th of December, 20 10, subject to the signed acceptance of this Agreement by Phoenix Energy Resource Corporation and our receipt of the agreed funds within three (3) days from the date of execution.

In this relationship, CCG agrees to comply fully with all securities regulations, industry guidelines and applicable laws. Additionally, CCG shall maintain the confidentiality of all Information (defined below) provided by Phoenix Energy Resource Corporation but not approved by the Company for public release.

LOS ANGELES
10960 Wilshire Blvd.
Suite 2050
Los Angeles, CA 90024
TEL. (310) 477-9800
bill.coffin@ccgir.com

BEIJING
Room 8B-10, 8/F, Hanwei Plaza
No.7 Guanghua Road, Chaoyang District
Beijing 100004, P.R. China

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
TEL. (972) 54-552-3521
crocker.coulson@ccgir.com

NEW YORK
521 Fifth Ave.
38th Floor
New York, NY 10175
TEL. (212) 245-1010
crocker.coulson@ccgir.com

SHANGHAI
918-920 9th Floor, Office Tower,
Shanghai Central Plaza No. 381
Huai Hai Zhing Rd.,
Lu Wan District
Shanghai 200020, P.R. China
TEL. (86) 21-5175-7780

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt/Main Germany
TEL. (49) 0 69-959083-10

HONG KONG
Suite 22, Level 7 Two Exchange Square
8 Connaught Place
Central, Hong Kong
mellissa.kong@ccgir.com

EMAIL: info@ccgir.com
www.ccgir.com
www.ccgirasia.com

Phoenix Energy Resource Corporation will disclose to CCG documents and information reasonably necessary for the performance of CCG's duties hereunder ("Information") and CCG undertakes from the start date of this agreement and for a continuous period of no less than twelve (12) months after the termination of this and all subsequent agreements ("the Confidentiality Period"):

(i) to treat the Information as strictly confidential; and

(ii) not to disclose the Information to any third party; and

(iii) to use the Information only in relation to the Services to be provided to Phoenix Energy Resource Corporation pursuant to this Agreement; and

(iv) to use at least the same degree of care to avoid disclosure or use of the Information as CCG employs with respect to its own proprietary information of like importance.

The obligations above shall not apply to the Information or to any part of the Information:

(i) which at the time of disclosure is already in the public domain or which after disclosure becomes lawfully part of the public domain; and/or

(ii) which CCG can show was legally in its possession at the time of the disclosure by Phoenix Energy Resource Corporation; and/or

(iii) that was obtained from or through a third party which was in possession of the Information lawfully and not in consequence of any breach of confidentiality owed by such third party to Phoenix Energy Resource Corporation; and/or

(iv) which is required to be disclosed pursuant to any applicable law, decree, regulation, rule or order of any competent authority and jurisdiction; provided, however in the event that such disclosure is made the Company will be given advance notices of such disclosure.

All Information delivered by the Company to CCG pursuant to this Agreement and/or any copy made by CCG shall be promptly returned by CCG to Phoenix Energy Resource Corporation upon request and, at the latest, at the expiration of this Agreement.

The Company agrees to indemnify and hold harmless CCG, including its affiliates, shareholders, officers, directors and employees (the "Indemnitees"), from and against any and all losses, claims, damages, expenses and/or liabilities ("Claims") which CCG may incur based upon information, representations, reports or data furnished by Phoenix Energy Resource Corporation with respect to itself, and which are approved by the Company for use by CCG. Such indemnification shall include, but not be limited to, expenses (including all attorney's fees), judgments, and amounts paid in settlement actually and reasonably incurred by CCG in connection with an action, suit or proceeding brought against CCG and/or any or all of its Indemnitees. CCG shall have sole control of the defense against any such Claims and all negotiations for the settlement or compromise thereof. None of the Indemnitees herein shall settle any Claims without the prior written consent of Phoenix Energy Resource Corporation Each Indemnitee shall give prompt written notice to Phoenix Energy Resource Corporation of any such Claims and fully cooperate with the Company with respect to all matters relating to this agreement. If any action is brought to enforce the terms of this Agreement, the prevailing party shall be entitled to its costs and reasonable attorney's fees.

The term of this Agreement shall be for a period of twelve (12) months commencing on 7th of December, 20 10 and continuing through 7th of December, 20 11 (the "Primary Term"). Following the Primary Term this Agreement will continue on a month-to-month basis but may be terminated by either party by the delivery of thirty (30) days' advanced written notice. Such notice shall be given by express mail, Federal Express, DHL or similar airborne/overnight delivery service (so long as confirmation of delivery is provided), or by electronic mail acknowledged by both parties. Notices delivered by overnight delivery service shall be deemed delivered on the third business day following consignment to such delivery service.

In consideration for such Services CCG shall receive a retainer of USD $6,000 (RMB 40,000) per month. The monthly retainer includes the shared expense rate of $300 (RMB 2,000) per month towards shared client costs, and is payable upon invoice at the beginning of the month and each month thereafter during the Primary Term and each subsequent term of this Agreement. In addition CCG will be reimbursed for any approved out-of-pocket expense. The monthly retainer is based on a $200 (RMB 1,335) per hour blended billing rate. Shared client costs represent costs associated to investor and media databases, conference call and phone fees to support the Company's Investor Relations Program. Out-of-pocket expenses incurred while engaging in investor relations activities on behalf of Phoenix Energy Resource Corporation shall be itemized and invoiced at the beginning of each month hereafter and are due within ten (10) days of receipt by Phoenix Energy Resource

LOS ANGELES
10960 Wilshire Blvd.
Suite 2050
Los Angeles, CA 90024
TEL. (310) 477-9800
bill.coffin@ccgir.com

BEIJING
Room 8B-10, 8/F, Hanwei Plaza
No.7 Guanghua Road, Chaoyang District
Beijing 100004, P.R. China

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
TEL. (972) 54-552-3521
crocker.coulson@ccgir.com

NEW YORK
521 Fifth Ave.
38th Floor
New York, NY 10175
TEL. (212) 245-1010
crocker.coulson@ccgir.com

SHANGHAI
918-920 9th Floor, Office Tower,
Shanghai Central Plaza No. 381
Huai Hai Zhing Rd.,
Lu Wan District
Shanghai 200020, P.R. China
TEL. (86) 21-5175-7780

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt/Main Germany
TEL. (49) 0 69-959083-10

HONG KONG
Suite 22, Level 7 Two Exchange Square
8 Connaught Place
Central, Hong Kong
mellissa.kong@ccgir.com

EMAIL: info@ccgir.com
www.ccgir.com
www.ccgirasia.com

Corporation Commitments made to vendors and others for the purchase of goods and services related to our carrying out the subject activities in excess of $250 (RMB 1,670) will first be submitted for approval to Phoenix Energy Resource Corporation and, once approved, billed directly.

Phoenix Energy Resource Corporation shall also have the option to pay such retainer and expenses in Renminbi (RMB) at the exchange rate of 6.67 RMB plus a 5% business tax according to regulations of People's Republic of China.

From time-to-time Phoenix Energy Resource Corporation may request services from CCG that are outside the scope of the Strategic Plan (the "Additional Services"). CCG will invoice Phoenix Energy Resource Corporation separately for the Additional Services plus any out-of-pocket expense associated with the Additional Services. Unless otherwise agreed to in writing by CCG and Phoenix Energy Resource Corporation, the fee for the Additional Services shall be computed by multiplying the hourly rate of the CCG employee(s) providing the Additional Services by the number of hours (or portion of an hour) worked. Payment for the Additional Services will be due within ten (10) days of receipt of the invoice by Phoenix Energy Resource Corporation No Additional Services shall be delivered and no additional fees for Additional Services shall be invoiced without the prior written approval of Phoenix Energy Resource Corporation

As an incentive to the achievement of the highest sustainable value for the Company's securities, Phoenix Energy Resource Corporation shall sign and issue to CCG Investor Relations Partners LLC, no later December 1, 2010 a warrant to purchase 60,000 shares of the Company's restricted common stock at a price of $4.00 per share. The warrant shall have a term of five (5) years and include a "Cashless Exercise Provision", as well as "Piggyback Registration Rights" upon the filing with the Securities and Exchange Commission on Forms S-1, F-1 or any other such form as is available for such registration.

As a condition of this Agreement and in recognition of the fact that CCG's employees are an essential part of CCG's continued operation and success, Phoenix Energy Resource Corporation agrees that, if at any time Phoenix Energy Resource Corporation desires to employ or offer employment to any current or former employee of CCG who provided Services to Phoenix Energy Resource Corporation on behalf of CCG, it may do so only in accordance to the following terms. CCG and Phoenix Energy Resource Corporation will enter into a written agreement pursuant to which Phoenix Energy Resource Corporation will agree to pay a reasonable buy-out fee which Phoenix Energy Resource Corporation acknowledges shall amount to a minimum of 200% of the subject employee's annual salary. Failure

LOS ANGELES
10960 Wilshire Blvd.
Suite 2050
Los Angeles, CA 90024
TEL. (310) 477-9800
bill.coffin@ccgir.com

BEIJING
Room 8B-10, 8/F, Hanwei Plaza
No.7 Guanghua Road, Chaoyang District
Beijing 100004, P.R. China

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
TEL. (972) 54-552-3521
crocker.coulson@ccgir.com

NEW YORK
521 Fifth Ave.
38th Floor
New York, NY 10175
TEL. (212) 245-1010
crocker.coulson@ccgir.com

SHANGHAI
918-920 9th Floor, Office Tower,
Shanghai Central Plaza No. 381
Huai Hai Zhing Rd.,
Lu Wan District
Shanghai 200020, P.R. China
TEL. (86) 21-5175-7780

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt/Main Germany
TEL. (49) 0 69-959083-10

HONG KONG
Suite 22, Level 7 Two Exchange Square
8 Connaught Place
Central, Hong Kong
mellissa.kong@ccgir.com

EMAIL: info@ccgir.com
www.ccgir.com
www.ccgirasia.com

to follow this procedure will constitute a breach of this Agreement. This provision shall remain in effect for one year after the subject employee last performs any Services for Phoenix Energy Resource Corporation on behalf of CCG.

Should the terms outlined herein meet with your approval, please sign and date this Agreement below. We ask that you forward the original to us via overnight courier and wire the amount of $6,000 (RMB 40,000) as the first month's retainer. Upon execution, we would also greatly appreciate receiving a faxed copy of this Agreement so that we have official notification of engagement as well as authority to proceed on your behalf with the Phoenix Energy Resource Corporation Investor Relations Program.

On behalf of the partners and entire staff at CCG, we wish to thank you for your confidence in us and for retaining our firm. The account team looks forward to working with you now and in the future toward mutually beneficial goals.

This Agreement is entered into this date in Los Angeles, California and shall be governed by the laws of California.

Accepted for:
CCG Investor Relations

[signature]

Crocker Coulson, President

November 29, 2010
Date

Accepted for:
Phoenix Energy Resource Corporation

[signature]

YuLu Bai, Chairman and CEO

December 7, 2010
Date

LOS ANGELES
10960 Wilshire Blvd.
Suite 2050
Los Angeles, CA 90024
TEL. (310) 477-9800
bill.coffin@ccgir.com

BEIJING
Room 8B-10, 8/F, Hanwei Plaza
No.7 Guanghua Road, Chaoyang District
Beijing 100004, P.R. China

TEL AVIV
Triangle Building
3 Azrieli Center
Tel Aviv, Israel
TEL. (972) 54-552-3521
crocker.coulson@ccgir.com

NEW YORK
521 Fifth Ave.
38th Floor
New York, NY 10175
TEL. (212) 245-1010
crocker.coulson@ccgir.com

SHANGHAI
918-920 9th Floor, Office Tower,
Shanghai Central Plaza No. 381
Huai Hai Zhing Rd.,
Lu Wan District
Shanghai 200020, P.R. China
TEL. (86) 21-5175-7780

FRANKFURT
Gutleutstrasse 75
D-60329
Frankfurt/Main Germany
TEL. (49) 0 69-959083-10

HONG KONG
Suite 22, Level 7 Two Exchange Square
8 Connaught Place
Central, Hong Kong
mellissa.kong@ccgir.com

EMAIL: info@ccgir.com
www.ccgir.com
www.ccgirasia.com